                                   MANAGEMENT

INVESTMENT ADVISER. Since November 15, 1971, Reserve Management Company, Inc. ("RMCI") 1250 Broadway, New York, NY 10001 and its affiliates have provided investment advice to The Reserve Funds. RMCI serves as the investment adviser to the Reserve Tax-Exempt Trust (the "Trust"). As a result of recent shareholder votes, the Fund has entered into a new Investment Management Agreement ("Agreement") with RMCI effective June 26, 1999, which is substantially similar to the Investment Management Agreement previously in effect with regard to the Fund, except for a new comprehensive management fee. The Agreement provides that RMCI provides continuous investment advisory and management services to the Fund.

       RMCI manages the investment portfolios of the Fund, subject to policies adopted by the Trustees. For its services, RMCI receives a fee of 0.80% per year of the average daily net assets of the Fund. RMCI pays all employee and customary operating expenses of the Fund. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

                   ANNUAL FUND OPERATING EXPENSES FOR THE FUND
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

              Comprehensive Management Fee (a).................  .80%
              12b-1 Fees (b)...................................  .20%
                                                                -----
              Total Operating Expenses......................... 1.00%
                                                                =====

       (a) The comprehensive management fee includes advisory and customary operating expenses. However, the Fund may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses.

       (b) The Fund has adopted a Rule 12b-1 plan which allows the Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of the Fund's average net assets. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                -----------------
        RESERVE INTERSTATE TAX-EXEMPT FUND SUPPLEMENT DATED JULY 1, 1999. SUPPLEMENT TO RESERVE INTERSTATE TAX-EXEMPT FUND PROSPECTUS DATED JULY 31, 1998.
 Investors are advised to update their records and retain this information for future reference.